UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21290

Neiman Funds
(Exact name of registrant as specified in charter)

305 Spindrift Drive, Williamsville, NY 14221
(Address of principal executive offices) (Zip code)

Daniel Neiman
305 Spindrift Drive, Williamsville, NY 14221
(Name and address of agent for service)

Registrant's telephone number, including area code: (858) 336-0832

Date of fiscal year end: September 30

Date of reporting period: September 30, 2023

Item 1. Report to Stockholders.

ADVISORS CAPITAL FUNDS

ADVISORS CAPITAL US DIVIDEND FUND
Ticker ACUSX

ADVISORS CAPITAL SMALL/MID CAP FUND
Ticker ACSMX

ADVISORS CAPITAL TACTICAL FIXED INCOME FUND
Ticker ACTIX

ADVISORS CAPITAL ACTIVE ALL CAP FUND
Ticker ACALX

ANNUAL REPORT September 30, 2023

Table of Contents

ADVISORS CAPITAL FUNDS
Shareholder Report	2
Sector Allocation	7
Performance Information	9
Schedules of Investments	13
Statements of Assets and Liabilities	19
Statements of Operations	19
Statements of Changes in Net Assets	21
Financial Highlights	23
NOTES TO FINANCIAL STATEMENTS	27
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	32
DISCLOSURE OF EXPENSES	34
ADDITIONAL INFORMATION	36
TRUSTEES & OFFICERS	37

2023 Annual Report 1

     Shareholder Report Advisors
Capital US Dividend Fund
September 30, 2023

Dear Shareholders:

The Advisors Capital US Dividend Fund (the “Fund”) commenced operations on March 19, 2021. The accompanying annual report covers the time frame from October 1, 2022 to September 30, 2023.

As of the end of the current fiscal year, the Fund had total net assets of approximately $127.69 million. The Fund had a total return for the fiscal year of 14.10% . The Fund’s benchmark, the S&P 500 had a total return of 21.62% for the same time period.

Management attributes the Fund’s performance to a variety of factors. The Fund seeks to invest long term in attractively valued, conservatively structured, dynamic companies with growing free cash flow, focusing on companies that pay cash dividends or return capital to shareholders through stock buybacks that result in net share reductions annually. Selected companies will typically have stronger balance sheets, better profitability and lower earnings volatility relative to peers. The Fund also focuses on companies that have a competitive advantage in their space and tries to avoid companies who are in extremely competitive businesses./ The companies in the portfolio are typically one of the three largest in their area of focus and tend to have size advantages against their smaller competitors./The Fund is actively managed and although each investment has an intended two to four year time frame, companies may be held longer if fundamentals remain favorable, or sold earlier if fundamentals weaken.

The S&P 500 is a passive basket of 500 stocks, that is market capitalization weighted, meaning the largest companies have the biggest impact on the index’s performance. The performance of the market cap weighted S&P 500 is heavily concentrated in the seven largest stocks in the index. Those seven stocks performed extremely well during the first nine months of 2023 (average return + 88%), while the average stock in the remainder of the index was up less than 2% during the same period. While the U.S. Dividend strategy holds a few of those seven super performers such as Microsoft, Apple and Google, other don’t meet the investment criteria of the strategy as they either don’t return capital to shareholders, don’t consistently grow free cash flow, or are trading at a level of valuation that doesn’t meet our investment discipline.

While the economy proved to be more resilient than expected during the first three quarters of 2023 even as the Federal Reserve was raising rates significantly, we continue to expect the economy to slow over the next year. We have made a number of changes in the portfolio to prepare for higher rates and an eventual economic slowdown. We continue to be encouraged by the free cash flow growth of the companies in the portfolio as well as the ability of many of the companies to increase their dividends and buy back significant amounts of stock.

Thank you for your investment in the Advisors Capital US Dividend Fund. We will continue to focus on the fundamentals of our strategy to seek long term capital appreciation over time.

Kenneth Deane, President

AC Funds, LLC

Past performance does not guarantee future results. The investment return and principal value of an investment in the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-888-247-3841.

The Advisors Capital Funds’ prospectus contains important information about the Funds’ investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. You may obtain a current copy of the Funds’ prospectus by calling 1-888-247-3841. Distributed by Arbor Court Capital, LLC–Broadview Heights, OH 44147.

2023 Annual Report 2

     Shareholder Report
Advisors Capital Small/Mid Cap Fund
September 30, 2023

Dear Shareholders:

The Advisors Capital Small/Mid Cap Fund (the “Fund”) commenced operations on March 19, 2021. The accompanying annual report covers the time frame from October 1, 2022 to September 30, 2023.

As of the end of the current fiscal year, the Fund had total net assets of approximately $49.54 million. The Fund had a total return for the fiscal year of 15.68% . The Fund’s benchmark, the Russell 2500 Index had a total return of 11.28% for the same time period. The Fund’s return advantage for the 12-month period primarily reflects security selection in the Industrials, Financials, Communication Services, and Health Care sectors.

The Fund seeks to invest long term in attractively valued, conservatively structured, dynamic companies with growing free cash flow, emphasizing companies that typically focus on one business and exhibit dominance within a specialized niche. Selected companies will generally have higher market share, exercise more pricing power, have better operating profit margins and exhibit superior profitability metrics relative to peers over the full market cycle. The Fund is actively managed and management continually reviews the companies held to confirm that each stock continues to hold promise for future appreciation.

Small cap stocks rallied in each the first three fiscal quarters, before pulling back in the final quarter of the fiscal year ending September 30, 2023. The December 2022 quarter posted the strongest quarterly return for the benchmark (+7.95%) . Economic data suggesting an inflation peak boosted investor optimism for an end to the historic interest rate hike campaign by the Federal Reserve. Interest rates did move lower with the 10-year US Treasury yield declining from an October 2022 high of 4.33% to an early February 2023 low of 3.33% . This sparked a strong small cap rally in January with the benchmark gaining 10.14% . Markets weakened after January on recalcitrant inflation and continued rate hikes by the Federal Reserve combined with reports of bank stress highlighted by two notable bank failures, Silicon Valley Bank and Signature Bank in early March. The benchmark fell for the four months February through May by 8.80% . Subsequently, equities rallied in June and July by 14.08%, reacting favorably to Congressional action averting a looming US debt default, suspending the debt ceiling until 2025, and more importantly, responding to the rate-hike pause by the Federal Reserve. The last two months of the fiscal year, August and September, saw a fading of a number of factors boosting investor confidence in early 2023. This included low energy prices, expectations for less hawkish monetary policy by the world’s central banks, and perceptions of globally resilient economies. Resultingly, equities pulled back 9.13% .

As usual the consensus macroeconomic view keeps changing, but this year seemed especially volatile with consensus moving from no recession, to mild recession, to financial crisis, back to mild but possibly longer recession. Considering what we’ve dealt with over the last three years it’s easy to understand the seemingly manic-depressive changes in outlook. To review, markets were dealt a once-in-a-century pandemic, shutting down many parts of the global economy, and causing significant ongoing economic disruption due to broken supply chains. Policy makers responded with unprecedented monetary and fiscal stimulus, leading to the sharpest inflationary surge in four decades. This, in turn, forced the Federal Reserve to pursue an ultra-aggressive rate hiking cycle resulting in a 2022 market rout, and 2023 banking crisis. Truly, given what we’ve been through, it’s a wonder the market doesn’t exhibit greater schizophrenia. What’s next? The events thus far this decade illustrate the difficulty, some would even say futility, of economic projections. On that note, given where we’ve been, we believe it’s likely the business cycle becomes more volatile with policy makers less capable of supplying countercyclical monetary and fiscal stimulus. Although showing impressive resiliency thus far in 2023, some near-term slowing by the economy seems inevitable, but the depth, timing, and length of the slowing is not yet determinable.

2023 Annual Report 3

Certainly, the macro environment reflects challenges, but we believe the strength of our companies’ business models should continue to excel in this environment. We note investing based on short-term economic projections is not a strategy for long-term equity investing success. Better to look for quality businesses with strong management teams trading at attractive valuations that can deliver earnings and positive free cash flow over multiple economic and market cycles. We focus on building a diversified portfolio of such companies. This has helped us deliver competitive returns over time.

Kenneth Deane, President

AC Funds, LLC

Past performance does not guarantee future results. The investment return and principal value of an investment in the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-888-247-3841.

The Advisors Capital Funds’ prospectus contains important information about the Funds’ investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. You may obtain a current copy of the Funds’ prospectus by calling 1-888-247-3841. Distributed by Arbor Court Capital, LLC–Broadview Heights, OH 44147.

2023 Annual Report 4

Shareholder Report
Advisors Capital Tactical Fixed Income Fund
September 30, 2023

Dear Shareholders:

The Advisors Capital Tactical Fixed Income Fund (the “Fund”) commenced operations on March 19, 2021. The accompanying annual report covers the time frame from October 1, 2022 to September 30, 2023.

As of the end of the current fiscal year, the Fund had total net assets of approximately $68.29 million. The Fund had a total return for the fiscal year of 3.05% . The Fund’s benchmark, the Bloomberg US Intermediate Corporate Index had a total return of 4.11% for the same time period.

Management attributes the Fund’s performance to a variety of factors. The Fund seeks to invest in fixed-income securities through ETFs that invest in fixed or floating rate debt instruments (including Preferreds). The Fund uses an opportunistic and unconstrained investment strategy to access what it believes to be the most attractive total return opportunities based upon prevailing market conditions. The Fund is actively managed and management continually reviews the spectrum of ETFs confirm that the selected holdings continue to hold promise for future appreciation in current market conditions. The Bloomberg US Intermediate Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market whose maturity ranges between 1 and 9.9999 years. It includes USD denominated securities publicly issued by US and non-US industrial, utility and financial issuers.

Interest rates have risen substantially over the past two years due to high levels of inflation and the corresponding actions of the Federal Reserve to address such inflation. The yield on the 10-year Treasury, has risen from 0.7% at the end of 3Q’21 to nearly 4.6% at the end of 3Q’23, and the Federal Reserve raised its key policy tool, the overnight Federal Funds Rate, from 0%-0.25% to 5.25% -5.50% . Currently, the market is pricing in a small probability of potentially one more 0.25% hike, by January 2024. The market is then assuming the Fed Funds rate gets will get cut by more than 0.75% by January 2025. As always, the Fed remains data dependent and changes to the inflationary or economic outlook could significantly alter the Fed's actions. Credit spreads, while still elevated over the past two years, declined over the 12-month period as the economy has proven more resilient than expected combined with increased investor interest in fixed income given the current yields. Two factors that positively contributed to performance over the past twelve months, were a focus on variable rate preferreds rather than fixed rate, and keeping duration low. For example, we owned two short-dated high yield bond ETFs which significantly outperformed the Fund’s benchmark.

While the rising rate environment of the past two years has been challenging, such a high interest rate environment creates a very compelling opportunity in fixed income. We continue to maintain a relatively short duration in the Fund to reduce the overall volatility that we have seen in this market.

Thank you for your investment in the Advisors Capital Tactical Fixed Income Fund. We will continue to focus on the fundamentals of our strategy to seek total return with capital preservation over time.

Kenneth Deane, President

AC Funds, LLC

Past performance does not guarantee future results. The investment return and principal value of an investment in the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-888-247-3841.

The Advisors Capital Funds’ prospectus contains important information about the Funds’ investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. You may obtain a current copy of the Funds’ prospectus by calling 1-888-247-3841. Distributed by Arbor Court Capital, LLC–Broadview Heights, OH 44147.

2023 Annual Report 5

     Shareholder Report
Advisors Capital Active All Cap Fund
September 30, 2023

Dear Shareholders:

The Advisors Capital Active All Cap Fund (the “Fund”) commenced operations on November 9, 2022 and commenced Investment Operations on December 1, 2022. The accompanying annual report covers the time frame from November 9, 2022 to September 30, 2023.

As of the end of the current fiscal year, the Fund had total net assets of approximately $34.41 million. For the period from the Commencement of Investment Operations (December 1, 2022) through September 30, 2023, the Fund had a total return for the fiscal period of 4.22% . The Fund’s benchmark, the S&P 500 had a total return of 6.55% for the same time period. Management attributes the Fund’s performance to a variety of factors.

The Fund seeks both long-term capital appreciation and income by investing at least 80% of its assets in a mix of exchange-traded funds and/or mutual funds in different combinations and weightings. The goal is to produce risk-adjusted returns in line with the comparative equity index.

The largest exposure in the Fund is to the S&P 500. The S&P 500 is a passive basket of 500 stocks, that is market capitalization weighted, meaning the largest companies have the biggest impact on the index’s performance. The performance of the market cap weighted S&P 500 is heavily concentrated in the seven largest stocks in the index. Those seven stocks performed extremely well during the first nine months of 2023 (average return + 88%), while the average stock in the remainder of the index was up less than 2% during the same period. Large capitalization stocks continued to outperform both small and mid cap stocks during the period, as they now have for a number of years. Similarly, growth stocks outperformed value stocks significantly during the last twelve months.

While the economy proved to be more resilient than expected during the first three quarters of 2023 even as the Federal Reserve was raising rates significantly, we continue to expect the economy to slow over the next year. We believe that the Fund is well positioned for higher rates and an eventual economic slowdown.

Thank you for your investment in the Advisors Capital Active All Cap Fund. We will continue to focus on the fundamentals of our strategy to seek long term capital appreciation over time.

Kenneth Deane, President

AC Funds, LLC

Past performance does not guarantee future results. The investment return and principal value of an investment in the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-888-247-3841.

The Advisors Capital Funds’ prospectus contains important information about the Funds’ investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. You may obtain a current copy of the Funds’ prospectus by calling 1-888-247-3841. Distributed by Arbor Court Capital, LLC–Broadview Heights, OH 44147.

2023 Annual Report 6

Advisors Capital Funds (Unaudited)

ADVISORS CAPITAL US DIVIDEND FUND Sector Allocation as of September 30, 2023 (As a Percentage of Net Assets Held)

ADVISORS CAPITAL SMALL/MID CAP FUND Sector Allocation as of September 30, 2023 (As a Percentage of Net Assets Held)

2023 Annual Report 7

Advisors Capital Funds (Unaudited)

ADVISORS CAPITAL TACTICAL FIXED INCOME FUND Sector Allocation as of September 30, 2023 (As a Percentage of Net Assets Held)

ADVISORS CAPITAL ACTIVE ALL CAP FUND Sector Allocation as of September 30, 2023 (As a Percentage of Net Assets Held)

2023 Annual Report 8

Advisors Capital US Dividend Fund (Unaudited)

PERFORMANCE INFORMATION

AVERAGE ANNUAL TOTAL RATE OF RETURN (%) AS OF SEPTEMBER 30, 2023

September 30, 2023 NAV $9.63

		Since
	1 Year(A)	Inception(A)
Advisors Capital US Dividend Fund	14.10%	-1.48%
S&P 500® Index (B)	21.62%	5.31%

Annual Fund Operating Expense Ratio (from 9/1/2023 Supplement to the 1/30/2023 Prospectus): 1.87%

The Fund’s expense ratio for the fiscal year ended September 30, 2023, can be found in the financial highlights included within this report. The Annual Fund Operating Expense Ratio reported above will not correspond to the expense ratio in the Fund's financial highlights due to a change in the management fee which became effective September 1, 2023 (see Note 4).

(A) 1 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The Advisors Capital US Dividend Fund commenced investment operations on March 19, 2021.

(B) The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-247-3841. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THE FUND'S DISTRIBUTOR IS ARBOR COURT CAPITAL, LLC.

2023 Annual Report 9

Advisors Capital Small/Mid Cap Fund (Unaudited)

PERFORMANCE INFORMATION

AVERAGE ANNUAL TOTAL RATE OF RETURN (%) AS OF SEPTEMBER 30, 2023

September 30, 2023 NAV $8.56

		Since
	1 Year(A)	Inception(A)
Advisors Capital Small/Mid Cap Fund	15.68%	-5.95%
Russell 2500TM Index (B)	11.28%	-4.62%

Annual Fund Operating Expense Ratio (from 9/1/2023 Supplement to the 1/30/2023 Prospectus): 1.87%

The Fund’s expense ratio for the fiscal year ended September 30, 2023, can be found in the financial highlights included within this report. The Annual Fund Operating Expense Ratio reported above will not correspond to the expense ratio in the Fund's financial highlights due to a change in the management fee which became effective September 1, 2023 (see Note 4).

(A) 1 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The Advisors Capital Small/Mid Cap Fund commenced investment operations on March 19, 2021.

(B) The Russell 2500TM Index is an unmanaged market capitalization-weighted index measuring the performance of the 2,500 smallest companies in the Russell 3000 Index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-247-3841. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THE FUND'S DISTRIBUTOR IS ARBOR COURT CAPITAL, LLC.

2023 Annual Report 10

Advisors Capital Tactical Fixed Income Fund (Unaudited)

PERFORMANCE INFORMATION

AVERAGE ANNUAL TOTAL RATE OF RETURN (%) AS OF SEPTEMBER 30, 2023

September 30, 2023 NAV $9.03

		Since
	1 Year(A)	Inception(A)
Advisors Capital Tactical Fixed Income Fund	3.05%	-3.36%
Bloomberg US Intermediate Corporate Bond Index (B)	4.11%	-2.78%

Annual Fund Operating Expense Ratio (from 9/1/2023 Supplement to the 1/30/2023 Prospectus): 2.06%

The Fund’s expense ratio for the fiscal year ended September 30, 2023, can be found in the financial highlights included within this report. The Annual Fund Operating Expense Ratio reported above may not correlate to the expense ratio in the Fund’s financial highlights because (a) the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds and (b) due to a change in the management fee which became effective September 1, 2023 (see Note 4).

(A) 1 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The Advisors Capital Tactical Fixed Income Fund commenced investment operations on March 19, 2021.

(B) The Bloomberg US Intermediate Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market whose maturity ranges between 1 and 9.9999 years. It includes USD denominated securities publicly issued by US and non-US industrial, utility, and financial issuers

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-247-3841. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THE FUND'S DISTRIBUTOR IS ARBOR COURT CAPITAL, LLC.

2023 Annual Report 11

Advisors Capital Active All Cap Fund (Unaudited)

PERFORMANCE INFORMATION

TOTAL RETURNS AS OF SEPTEMBER 30, 2023 September 30, 2023 NAV $10.42

Since
Inception(A)
Advisors Capital Active All Cap Fund	4.22%
S&P 500® Index (B)	6.55%

Annual Fund Operating Expense Ratio (from 9/1/2023 Supplement to the 11/9/2022 Prospectus): 1.91%

The Fund’s expense ratio for the period November 9, 2022 through September 30, 2023, can be found in the financial highlights included within this report. The Annual Fund Operating Expense Ratio reported above may not correlate to the expense ratio in the Fund’s financial highlights because (a) the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds and (b) due to a change in the management fee which became effective September 1, 2023 (see Note 4).

(A) Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions since the commencement of investment operations. The Advisors Capital Active All Cap Fund commenced investment operations on December 1, 2022.

(B) The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-247-3841. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THE FUND'S DISTRIBUTOR IS ARBOR COURT CAPITAL, LLC.

2023 Annual Report 12

Advisors Capital US Dividend Fund

	Schedule of Investments
	September 30, 2023
Shares	Fair Value	% of Net Assets

COMMON STOCKS
Aircraft Engines & Engine Parts
14,100 Honeywell International Inc.	$2,604,834	2.04%
Auto Controls for Regulating Residential & Commercial Environments
6,400 Trane Technologies PLC (Ireland)	1,298,624	1.02%
Ball & Roller Bearings
16,400 The Timken Company	1,205,236	0.94%
Electric Services
38,200 NextEra Energy, Inc.	2,188,478	1.71%
Electromedical & Electrotherapeutic Apparatus
27,800 Medtronic PLC (Ireland)	2,178,408	1.71%
Electronic Computers
36,300 Apple Inc.	6,214,923	4.87%
Farm Machinery & Equipment
7,300 Deere & Company	2,754,874	2.16%
Guided Missiles & Space Vehicles & Parts
7,200 Lockheed Martin Corporation	2,944,512	2.31%
Hospital & Medical Service Plans
5,500 UnitedHealth Group Incorporated	2,773,045	2.17%
Industrial Inorganic Chemicals
6,400 Air Products and Chemicals, Inc.	1,813,760	1.42%
Industrial Organic Chemicals
18,700 International Flavors & Fragrances , Inc.	1,274,779	1.00%
Insurance Agents, Brokers & Service
8,000 Aon PLC - Class A (Ireland)	2,593,760	2.03%
Investment Advice
35,400 Blackstone Inc.	3,792,756	2.97%
Measuring & Controlling Devices, NEC
6,900 Thermo Fisher Scientific Inc.	3,492,573	2.73%
Miscellaneous Food Preparations & Kindred Products
117,700 Utz Brands, Inc. - Class A	1,580,711	1.24%
Miscellaneous Industrial & Commercial Machinery & Equipment
12,800 Eaton Corporation PLC (Ireland)	2,729,984	2.14%
National Commercial Banks
19,500 JPMorgan Chase & Co.	2,827,890
78,100 Truist Financial Corporation	2,234,441
49,500 Wells Fargo & Company	2,022,570
	7,084,901	5.55%
Natural Gas Transmission
79,800 The Williams Companies, Inc.	2,688,462	2.11%
Orthopedic, Prosthetic & Surgical Appliances & Supplies
11,000 STERIS PLC (Ireland)	2,413,620	1.89%
Petroleum Refining
22,000 Chevron Corporation	3,709,640	2.91%
Pharmaceutical Preparations
26,600 Abbott Laboratories	2,576,210
23,000 Johnson & Johnson	3,582,250
34,000 Pfizer, Inc.	1,127,780
16,400 Zoetis Inc. - Class A	2,853,272
	10,139,512	7.94%
Radio & TV Broadcasting & Communications Equipment
22,000 QUALCOMM Incorporated	2,443,320	1.91%
Retail - Drug Stores & Proprietary Stores
33,400 CVS Health Corporation	2,331,988	1.83%

The accompanying notes are an integral part of these financial statements.

2023 Annual Report 13

Advisors Capital US Dividend Fund

	Schedule of Investments
	September 30, 2023
Shares	Fair Value	% of Net Assets

COMMON STOCKS
Retail - Lumber & Other Building Materials Dealers
8,200 The Home Depot, Inc.	$2,477,712	1.94%
Retail - Retail Stores, NEC
3,800 Ulta Beauty, Inc. *	1,517,910	1.19%
Retail - Variety Stores
3,600 Costco Wholesale Corp.	2,033,856
17,029 Target Corporation	1,882,896
	3,916,752	3.07%
Security & Commodity Brokers, Dealers, Exchanges & Services
10,300 CME Group Inc.	2,062,266	1.61%
Security Brokers, Dealers & Flotation Companies
3,700 BlackRock, Inc.	2,392,013	1.87%
Semiconductors & Related Devices
4,800 Broadcom Inc.	3,986,784
14,100 Texas Instruments Incorporated	2,242,041
	6,228,825	4.88%
Services - Amusements & Recreation Services
110,000 Universal Music Group N.V. ADR	1,431,100	1.12%
Services - Business Services, NEC
13,200 Accenture PLC - Class A (Ireland)	4,053,852
6,800 MasterCard Incorporated - Class A	2,692,188
	6,746,040	5.28%
Services - Computer Programming, Data Processing, Etc.
34,000 Alphabet, Inc. - Class A *	4,449,240	3.48%
Services - Miscellaneous Amusement & Recreation
21,500 The Walt Disney Company *	1,742,575	1.36%
Services - Prepackaged Software
4,500 Adobe, Inc. *	2,294,550
23,300 Microsoft Corporation	7,356,975
18,600 Oracle Corporation	1,970,112
	11,621,637	9.10%
Wholesale - Electronic Parts & Equipment, NEC
21,000 TE Connectivity Ltd. (Switzerland)	2,594,130	2.03%
Wholesale - Miscellaneous Durable Goods
4,400 Pool Corporation	1,566,840	1.23%
Total for Common Stocks (Cost - $119,732,083)	120,999,740	94.76%
REAL ESTATE INVESTMENT TRUSTS
21,100 Prologis, Inc.	2,367,631	1.85%
Total for Real Estate Investment Trusts (Cost $2,638,806)
MONEY MARKET FUNDS
4,578,774 Fidelity Investments Money Market Government Portfolio -	4,578,774	3.59%
Class I 5.23% **
Total for Money Market Funds (Cost $4,578,774)
Total Investments (Cost - $126,949,663)	127,946,145	100.20%
Liabilities in Excess of Other Assets	(252,712)	-0.20%
Net Assets	$127,693,433	100.00%

ADR - American Depositary Receipt.
* Non-Income Producing Securities.
** The rate shown represents the 7-day yield at September 30, 2023.

The accompanying notes are an integral part of these
financial statements.

2023 Annual Report 14

Advisors Capital Small/Mid Cap Fund

	Schedule of Investments
	September 30, 2023
Shares	Fair Value	% of Net Assets

COMMON STOCKS
Abrasive, Asbestos & Miscellaneous Nonmetallic Mineral Products
15,800 Owens Corning	$2,155,278	4.35%
Ball & Roller Bearings
10,700 RBC Bearings Incorporated *	2,505,191
23,100 The Timken Company	1,697,619
	4,202,810	8.48%
Glass Containers
62,400 Stevanato Group S.p.A. (Italy)	1,854,528	3.74%
Industrial & Commercial Fans & Blowers & Air Purifing Equipment
14,200 Donaldson Company, Inc.	846,888	1.71%
Investment Advice
7,900 Evercore Inc. - Class A	1,089,252
29,300 PJT Partners Inc. - Class A	2,327,592
	3,416,844	6.90%
Laboratory Analytical Instruments
75,200 Avantor, Inc. *	1,585,216	3.20%
Miscellaneous Food Preparations & Kindred Products
71,200 Utz Brands, Inc. - Class A	956,216	1.93%
Motorcycles, Bicycles & Parts
10,600 Fox Factory Holding Corp. *	1,050,248	2.12%
National Commercial Banks
14,800 Pinnacle Financial Partners, Inc.	992,192	2.00%
Pharmaceutical Preparations
28,500 Catalent, Inc. *	1,297,605
44,600 Cryoport, Inc. *	611,466
	1,909,071	3.85%
Real Estate Agents & Managers (For Others)
7,910 FirstService Corporation (Canada)	1,151,221
9,700 Jones Lang LaSalle Incorporated *	1,369,446
	2,520,667	5.09%
Retail - Auto Dealers & Gasoline Stations
7,200 Casey's General Stores, Inc.	1,954,944	3.95%
Security Brokers, Dealers & Flotation Companies
74,600 Virtu Financial, Inc. - Class A	1,288,342	2.60%
Services - Business Services, NEC
27,400 Accolade, Inc. *	289,892	0.59%
Services - Detective, Guard & Armored Car Services
9,000 Allegion plc (Ireland)	937,800	1.89%
Services - Management Consulting Services
7,000 FTI Consulting, Inc. *	1,248,870	2.52%
Services - Medical Laboratories
41,900 Castle Biosciences, Inc. *	707,691	1.43%
Services - Miscellaneous Amusement & Recreation
5,500 Madison Square Garden Sports Corp. - Class A	969,650	1.96%
Services - Prepackaged Software
5,868 AppFolio, Inc. - Class A *	1,071,673
30,500 Bentley Systems, Incorporated - Class B	1,529,880
18,500 BlackLine, Inc. *	1,026,195
16,100 Guidewire Software, Inc. *	1,449,000
29,500 nCino, Inc. *	938,100
25,100 Procore Technologies, Inc. *	1,639,532
	7,654,380	15.45%
State Commercial Banks
60,500 Coastal Financial Corporation *	2,596,055	5.24%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2023 Annual Report 15

Advisors Capital Small/Mid Cap Fund

	Schedule of Investments
	September 30, 2023
Shares	Fair Value	% of Net Assets
COMMON STOCKS
Surgical & Medical Instruments & Apparatus
30,900 AtriCure, Inc. *	$1,353,420	2.73%
Television Broadcasting Stations
30,800 Atlanta Braves Holdings, Inc. - Series C *	1,100,484	2.22%
Title Insurance
20,200 First American Financial Corporation	1,141,098	2.30%
Transportation Services
20,600 GXO Logistics, Inc. *	1,208,190	2.44%
Wholesale - Hardware & Plumbing & Heating Equipment & Supplies
5,400 Watsco, Inc.	2,039,688	4.12%
Wholesale - Miscellaneous Durable Goods
6,800 Pool Corporation	2,421,480	4.89%
Total for Common Stocks (Cost - $48,354,650)	48,401,942	97.70%
MONEY MARKET FUNDS
1,255,884 Fidelity Investments Money Market Government Portfolio -	1,255,884	2.54%
Class I 5.23% **
Total for Money Market Funds (Cost $1,255,884)
Total Investments (Cost - $49,610,534)	49,657,826	100.24%
Liabilities in Excess of Other Assets	(118,616)	-0.24%
Net Assets	$49,539,210	100.00%

* Non-Income Producing Securities. ** The rate shown represents the 7-day yield at September 30, 2023. The accompanying notes are an integral part of these financial statements.

2023 Annual Report 16

Advisors Capital Tactical Fixed Income Fund

	Schedule of Investments
	September 30, 2023
Shares	Fair Value	% of Net Assets

EXCHANGE TRADED FUNDS
Fixed Income
166,400 iShares 0-5 Year High Yield Corporate Bond ETF	$6,827,392
278,700 SPDR® Bloomberg Short Term High Yield Bond ETF	6,817,002
434,600 SPDR® Portfolio Intermediate Term Corporate Bond ETF	13,668,170
89,200 Vanguard Intermediate-Term Corporate Bond Index Fund ETF	6,777,416
	34,089,980	49.92%
Target Maturity Fixed Income
310,600 Invesco BulletShares 2026 Corporate Bond ETF	5,834,714
296,400 iShares iBonds Dec 2027 Term Corporate ETF	6,858,696
355,700 iShares iBonds Dec 2028 Term Corporate ETF	8,547,471
233,800 iShares iBonds Dec 2029 Term Corporate ETF	5,120,220
	26,361,101	38.60%
US Fund Preferred Stock
305,800 Invesco Variable Rate Preferred ETF	6,840,746	10.02%
Total for Exchange Traded Funds (Cost - $68,324,272)	67,291,827	98.54%
MONEY MARKET FUNDS
1,142,784 Fidelity Investments Money Market Government Portfolio -	1,142,784	1.67%
Class I 5.23% **
Total for Money Market Funds (Cost $1,142,784)

Total Investments (Cost - $69,467,056)	68,434,611	100.21%
Liabilities in Excess of Other Assets	(144,779)	-0.21%
Net Assets	$68,289,832	100.00%

** The rate shown represents the 7-day yield at September 30, 2023. The accompanying notes are an integral part of these financial statements.

2023 Annual Report 17

Advisors Capital Active All Cap Fund

	Schedule of Investments
	September 30, 2023
Shares	Fair Value	% of Net Assets

EXCHANGE TRADED FUNDS
Equity
31,300 iShares Core S&P 500 ETF (a)	$13,441,159
6,790 iShares Core S&P Mid-Cap ETF	1,693,087
40,600 Schwab U.S. Small-Cap ETF	1,681,652
95,900 SPDR® Portfolio S&P 1500 Composite Stock Market ETF	5,033,791
21,100 Vanguard Growth Index Fund ETF	5,745,741
41,000 Vanguard Value Index Fund ETF	5,655,130
Total for Exchange Traded Funds (Cost - $32,962,233)	33,250,560	96.63%
MONEY MARKET FUNDS
1,147,986 Fidelity Investments Money Market Government Portfolio -	1,147,986	3.34%
Class I 5.23% **
Total for Money Market Funds (Cost $1,147,986)

Total Investments (Cost - $34,110,219)	34,398,546	99.97%
Other Assets in Excess of Liabilities	10,113	0.03%
Net Assets	$34,408,659	100.00%

(a) Additional information, including current Prospectus and Annual Report, is available at:
https://www.blackrock.com/us/individual/resources/regulatory-documents?cid=vanity:regulatory:ishares#etfs
** The rate shown represents the 7-day yield at September 30, 2023.

The accompanying notes are an integral part of these financial statements.

2023 Annual Report 18

Advisors Capital Funds

Statements of Assets and Liabilities	US Dividend	Small/Mid
September 30, 2023	Fund	Cap Fund

Assets:
Investment at Fair Value*	$127,946,145	$49,657,826
Receivable for Fund Shares Sold	2,549	637
Dividends Receivable	84,535	10,151
Total Assets	128,033,229	49,668,614
Liabilities:
Payable for Fund Shares Redeemed	6,250	10,100
Management Fees Payable	175,076	66,484
Distribution Fees Payable	158,470	52,820
Total Liabilities	339,796	129,404
Net Assets	$127,693,433	$49,539,210
Net Assets Consist of:
Paid In Capital	$132,813,673	$52,959,611
Total Accumulated Deficit	(5,120,240)	(3,420,401)
Net Assets	$127,693,433	$49,539,210

Net Asset Value, Offering Price and Redemption Price per Share	$9.63	$8.56

* Investments at Identified Cost	$126,949,663	$49,610,534

Shares Outstanding (Unlimited number of shares	13,253,842	5,786,669
authorized without par value)

Statements of Operations
For the fiscal year ended September 30, 2023

Investment Income:
Dividends (Net of foreign withholding tax of $0 and $3,228, respectively)	$2,376,088	$442,267
Total Investment Income	2,376,088	442,267
Expenses:
Management Fees (Note 4)	1,896,726	784,223
Distribution Fees (Note 5)	281,699	116,434
Total Expenses	2,178,425	900,657

Net Investment Income (Loss)	197,663	(458,390)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Loss on Investments	(3,706,616)	(2,148,440)
Net Change in Net Unrealized Appreciation on Investments	14,963,426	9,089,054
Net Realized and Unrealized Gain on Investments	11,256,810	6,940,614

Net Increase in Net Assets from Operations	$11,454,473	$6,482,224

The accompanying notes are an integral part of these financial statements.

2023 Annual Report 19

Advisors Capital Funds

Statements of Assets and Liabilities	Tactical Fixed	Active
September 30, 2023	Income	All Cap
	Fund	Fund

Assets:
Investment at Fair Value*	$68,434,611	$34,398,546
Cash	1,000	-
Receivable for Securities Sold	6,843,001	-
Dividends Receivable	5,166	72,314
Total Assets	75,283,778	34,470,860
Liabilities:
Payable for Fund Shares Redeemed	8,012	-
Payable for Securities Purchased	6,826,098	-
Management Fees Payable	92,783	43,915
Distribution Fees Payable	67,053	18,286
Total Liabilities	6,993,946	62,201
Net Assets	$68,289,832	$34,408,659
Net Assets Consist of:
Paid In Capital	$70,911,068	$34,101,149
Total Distributable Earnings (Accumulated Deficit)	(2,621,236)	307,510
Net Assets	$68,289,832	$34,408,659

Net Asset Value, Offering Price and Redemption Price per Share	$9.03	$10.42

* Investments at Identified Cost	$69,467,056	$34,110,219

Shares Outstanding (Unlimited number of shares	7,558,518	3,302,059
authorized without par value)

Statements of Operations
For the period ended September 30, 2023 **

Investment Income:
Dividends (Net of foreign withholding tax of $0 and $0, respectively)	$2,518,813	$276,046
Total Investment Income	2,518,813	276,046
Expenses:
Management Fees (Note 4)	1,008,355	212,891
Distribution Fees (Note 5)	149,758	31,774
Total Expenses	1,158,113	244,665

Net Investment Income	1,360,700	31,381

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Loss on Investments	(1,583,502)	(7,048)
Net Change in Net Unrealized Appreciation (Depreciation) on Investments	1,471,333	288,327
Net Realized and Unrealized Gain (Loss) on Investments	(112,169)	281,279

Net Increase in Net Assets from Operations	$1,248,531	$312,660

** The Statement of Operations for Tactical Fixed Income Fund represents the fiscal year ended
September 30, 2023, and the Statement of Operations for Active All Cap Fund represents the period from
November 9, 2022 (Commencement of Operations) to September 30, 2023.

The accompanying notes are an integral part of these financial statements.

2023 Annual Report 20

Advisors Capital Funds

Statements of Changes in Net Assets	US Dividend Fund		Small/Mid Cap Fund

	10/1/2022	10/1/2021	10/1/2022	10/1/2021
	to	to	to	to
	9/30/2023	9/30/2022	9/30/2023	9/30/2022
From Operations:
Net Investment Income (Loss)	$197,663	$(148,585)	$(458,390)	$(274,378)
Net Realized Loss on Investments	(3,706,616)	(2,328,109)	(2,148,440)	(935,915)
Net Change in Unrealized Appreciation (Depreciation)
on Investments	14,963,426	(13,588,248)	9,089,054	(9,024,781)
Net Increase (Decrease) in Net Assets from Operations	11,454,473	(16,064,942)	6,482,224	(10,235,074)
From Distributions to Shareholders:	-	-	-	-
From Capital Share Transactions:
Proceeds From Sale of Shares	62,322,022	75,836,832	13,273,718	39,432,561
Shares Issued on Reinvestment of Dividends	-	-	-	-
Cost of Shares Redeemed	(22,502,095)	(7,987,654)	(9,868,415)	(3,031,000)
Net Increase from Shareholder Activity	39,819,927	67,849,178	3,405,303	36,401,561
Net Increase in Net Assets	51,274,400	51,784,236	9,887,527	26,166,487

Net Assets at Beginning of Year	76,419,033	24,634,797	39,651,683	13,485,196

Net Assets at End of Year	$127,693,433	$76,419,033	$49,539,210	$39,651,683

Share Transactions:
Issued	6,512,223	7,585,434	1,620,145	4,429,035
Reinvested	-	-	-	-
Redeemed	(2,311,031)	(852,837)	(1,188,332)	(360,540)
Net Increase in Shares	4,201,192	6,732,597	431,813	4,068,495
Shares Outstanding Beginning of Year	9,052,650	2,320,053	5,354,856	1,286,361
Shares Outstanding End of Year	13,253,842	9,052,650	5,786,669	5,354,856

The accompanying notes are an integral part of these financial statements.

2023 Annual Report 21

Advisors Capital Funds

			Active All Cap
Statements of Changes in Net Assets	Tactical Fixed Income Fund		Fund

	10/1/2022	10/1/2021	11/9/2022*
	to	to	to
	9/30/2023	9/30/2022	9/30/2023
From Operations:
Net Investment Income	$1,360,700	$336,611	$31,381
Capital Gain Distributions from Underlying Funds	-	29,349	-
Net Realized Loss on Investments	(1,583,502)	(1,083,556)	(7,048)
Net Change in Unrealized Appreciation (Depreciation)
on Investments	1,471,333	(2,457,157)	288,327
Net Increase (Decrease) in Net Assets from Operations	1,248,531	(3,174,753)	312,660

From Distributions to Shareholders:	(589,215)	(71,400)	(5,150)

From Capital Share Transactions:
Proceeds From Sale of Shares	39,417,002	37,101,463	35,442,058
Shares Issued on Reinvestment of Dividends	589,215	71,400	5,150
Cost of Shares Redeemed	(13,148,739)	(3,559,900)	(1,346,059)
Net Increase from Shareholder Activity	26,857,478	33,612,963	34,101,149

Net Increase in Net Assets	27,516,794	30,366,810	34,408,659

Net Assets at Beginning of Period	40,773,038	10,406,228	-

Net Assets at End of Period	$68,289,832	$40,773,038	$34,408,659

Share Transactions:
Issued	4,337,494	3,956,564	3,429,023
Reinvested	65,834	7,090	554
Redeemed	(1,446,087)	(386,252)	(127,518)
Net Increase in Shares	2,957,241	3,577,402	3,302,059
Shares Outstanding Beginning of Period	4,601,277	1,023,875	-
Shares Outstanding End of Period	7,558,518	4,601,277	3,302,059

* Commencement of Operations. The accompanying notes are an integral part of these financial statements.

2023 Annual Report 22

Advisors Capital US Dividend Fund

Financial Highlights

Selected data for a share outstanding throughout the period:	10/1/2022	10/1/2021	3/19/2021*
	to	to	to
	9/30/2023	9/30/2022	9/30/2021
Net Asset Value - Beginning of Period	$8.44	$10.62	$10.00
Net Investment Income (Loss) (a)	0.02	(0.03)	(0.02)
Net Gain (Loss) on Investments (Realized and Unrealized) (b)	1.17	(2.15)	0.64
Total from Investment Operations	1.19	(2.18)	0.62
Distributions (From Net Investment Income)	-	-	-
Distributions (From Capital Gains)	-	-	-
Total Distributions	-	-	-
Net Asset Value - End of Period	$9.63	$8.44	$10.62
Total Return (c)	14.10%	(20.53)%	6.20%	**
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$127,693	$76,419	$24,635
Ratio of Expenses to Average Net Assets	1.93%	1.95%	1.99%	***
Ratio of Net Investment Income (Loss) to Average Net Assets	0.18%	(0.30)%	(0.39)%	***
Portfolio Turnover Rate	12.70%	18.84%	19.32%	**

* Commencement of Operations.
** Not Annualized.
*** Annualized.
(a) Per share amounts were calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to recon-
cile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the
Statement of Operations due to share transactions for the period.
(c) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions, if any.

The accompanying notes are an integral part of these financial statements.

2023 Annual Report 23

Advisors Capital Small/Mid Cap Fund

Financial Highlights

Selected data for a share outstanding throughout the period:	10/1/2022	10/1/2021	3/19/2021*
	to	to	to
	9/30/2023	9/30/2022	9/30/2021
Net Asset Value - Beginning of Period	$7.40	$10.48	$10.00
Net Investment Loss (a)	(0.08)	(0.10)	(0.08)
Net Gain (Loss) on Investments (Realized and Unrealized) (b)	1.24	(2.98)	0.56
Total from Investment Operations	1.16	(3.08)	0.48
Distributions (From Net Investment Income)	-	-	-
Distributions (From Capital Gains)	-	-	-
Total Distributions	-	-	-
Net Asset Value - End of Period	$8.56	$7.40	$10.48
Total Return (c)	15.68%	(29.39)%	4.80%	**
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$49,539	$39,652	$13,485
Ratio of Expenses to Average Net Assets	1.93%	1.95%	1.99%	***
Ratio of Net Investment Loss to Average Net Assets	(0.98)%	(1.11)%	(1.32)%	***
Portfolio Turnover Rate	14.64%	14.66%	13.22%	**

* Commencement of Operations.
** Not Annualized.
*** Annualized.
(a) Per share amounts were calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to recon-
cile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the
Statement of Operations due to share transactions for the period.
(c) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions, if any.

The accompanying notes are an integral part of these financial statements.

2023 Annual Report 24

Advisors Capital Tactical Fixed Income Fund

Financial Highlights

Selected data for a share outstanding throughout the period:	10/1/2022	10/1/2021	3/19/2021*
	to	to	to
	9/30/2023	9/30/2022	9/30/2021
Net Asset Value - Beginning of Period	$8.86	$10.16	$10.00
Net Investment Income (a) (e)	0.21	0.15	0.03
Net Gain (Loss) on Investments (Realized and Unrealized) (b)	0.06	(1.41)	0.13
Total from Investment Operations	0.27	(1.26)	0.16
Distributions (From Net Investment Income)	(0.10)	-	-
Distributions (From Capital Gains)	-	(0.04)	-
Total Distributions	(0.10)	(0.04)	-
Net Asset Value - End of Period	$9.03	$8.86	$10.16
Total Return (c)	3.05%	(12.41)%	1.60%	**
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$68,290	$40,773	$10,406
Ratio of Expenses to Average Net Assets (d)	1.93%	1.95%	1.99%	***
Ratio of Net Investment Income to Average Net Assets (d) (e)	2.27%	1.60%	0.54%	***
Portfolio Turnover Rate	56.70%	80.56%	0.00%	**

* Commencement of Operations.
** Not Annualized.
*** Annualized.
(a) Per share amounts were calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to recon-
cile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the
Statement of Operations due to share transactions for the period.
(c) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions, if any.
(d) These ratios exclude the impact of expenses of the underlying investment security holdings listed in the
Schedule of Investments.
(e) Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment security holdings listed on the Schedule of Investments.

The accompanying notes are an integral part of these financial statements.

2023 Annual Report 25

Advisors Capital Active All Cap Fund

Financial Highlights

Selected data for a share outstanding throughout the period:	11/9/2022*
	to
	9/30/2023
Net Asset Value - Beginning of Period	$10.00
Net Investment Income (a) (e)	0.02
Net Gain on Investments (Realized and Unrealized) (b)	0.42
Total from Investment Operations	0.44
Distributions (From Net Investment Income)	(0.02)
Distributions (From Capital Gains)	-
Total Distributions	(0.02)
Net Asset Value - End of Period	$10.42
Total Return (c)	4.22%	** (f)
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$34,409
Ratio of Expenses to Average Net Assets (d)	1.92%	***
Ratio of Net Investment Income to Average Net Assets (d) (e)	0.25%	***
Portfolio Turnover Rate	7.84%	**

* Commencement of Operations.
** Not Annualized.
*** Annualized.
(a) Per share amounts were calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to recon-
cile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the
Statement of Operations due to share transactions for the period.
(c) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions, if any.
(d) These ratios exclude the impact of expenses of the underlying investment security holdings listed in the
Schedule of Investments.
(e) Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment security holdings listed on the Schedule of Investments.
(f) Total return was determined beginning from the Commencement of Investment Operations, December 1, 2022.

The accompanying notes are an integral part of these financial statements.

2023 Annual Report 26

NOTES TO FINANCIAL STATEMENTS ADVISORS CAPITAL FUNDS SEPTEMBER 30, 2023

1.) ORGANIZATION
The Advisors Capital Funds (each a “Fund” and collectively the “Funds”) are series of Neiman Funds (the “Trust”). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated January 3, 2003, that offers shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. Advisors Capital US Dividend Fund (“US Dividend Fund”), Advisors Capital Small/Mid Cap Fund (“Small/Mid Cap Fund”), and Advisors Capital Tactical Fixed Income Fund (“Tactical Fixed Income Fund”) were each organized as diversified series of the Trust, on February 1, 2021, and commenced operations on March 19, 2021. The Advisors Capital Active All Cap Fund (“Active All Cap Fund”) was organized as a diversified series of the Trust, on November 9, 2022, commenced operations on November 9, 2022, and investment operations commenced on December 1, 2022. The investment advisor to the Funds is AC Funds, LLC (the “Advisor”). The sub-advisor to the Funds is Advisors Capital Management, LLC (the “Sub-Advisor”). The investment objective of US Dividend Fund, Small/Mid Cap Fund, and Active All Cap Fund is to seek long-term capital appreciation. The investment objective of Tactical Fixed Income Fund is total return with capital preservation as a secondary objective.

2.) SIGNIFICANT ACCOUNTING POLICIES
The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow the significant accounting policies described in this section.

SECURITY VALUATION
All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES
The Funds’ policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Funds recognize the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Funds identify their major tax jurisdictions as U.S. Federal and State tax authorities; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the Period Ended September 30, 2023*, the Funds did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or net asset values per share of any Fund.

USE OF ESTIMATES
The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER
The Funds record security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income, if any, is recognized on an accrual basis. The Funds use the specific identification method in computing gain or loss on the sale of investment securities. Long-term capital gain distributions received are recorded as capital gain distributions from investment companies, and short-term capital

* Throughout the Notes to the Financial Statements, the "Period Ended September
30, 2023" represents the fiscal year ended September 30, 2023 for the US
Dividend Fund, Small/Mid Cap Fund, and Tactical Fixed Income Fund, and the peri-
od from November 9, 2022 (Commencement of Operations) through September
30, 2023 for the Active All Cap Fund.

2023 Annual Report 27

Notes to Financial Statements - continued

gain distributions received are recorded as dividend income. The Funds may invest in real estate investment trusts (“REITs”) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such distribution to be designated as return of capital. Distributions received from REITs are generally recorded as dividend income and, if necessary, are reclassified annually in accordance with tax information provided by the underlying REITs.

EXPENSES
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual Fund based on each Fund’s relative net assets or by another appropriate method.

ORGANIZATIONAL & OFFERING EXPENSES
All costs incurred by the Active All Cap Fund in connection with the organization, offering and initial registration of the Fund, principally professional fees, were paid on behalf of the Fund by the Advisor and will not be borne by the Fund and are not recoupable in the future.

3.) SECURITIES VALUATIONS
The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Funds’ major categories of assets measured at fair value on a recurring basis follows.

Equity securities (common stocks, including ADRs, ETFs and REITs). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when a Fund believes such prices accurately reflect the fair value of such securities. Securities that are traded on an exchange or on the NASDAQ over-the-counter market are generally valued at the last quoted sale price. Lacking a last sale price an equity security is generally valued at the last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a level 2 security. If market prices are not available or, in the opinion of Fund management including as informed by the Adviser's opinion, market prices do not reflect fair value, or if an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the Fund through the Adviser may value the Fund's assets at their fair value according to policies approved by the Fund's Board of Trustees (the “Trustees” or the “Board”). Such securities are categorized in level 2 or level 3, when appropriate.

Money market funds. Money market funds are valued at net asset value provided by the funds and are classified in level 1 of the fair value hierarchy.

The following tables summarize the inputs used to value each Fund’s assets measured at fair value as of September 30, 2023:

US Dividend Fund:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$120,999,740	$ -	$ -	$120,999,740
Real Estate Investment Trusts	2,367,631	-	-	2,367,631
Money Market Funds	4,578,774	-	-	4,578,774
Total	$127,946,145	$ -	$ -	$127,946,145

2023 Annual Report 28

Notes to Financial Statements - continued

Small/Mid Cap Fund:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$48,401,942	$ -	$ -	$48,401,942
Money Market Funds	1,255,884	-	-	1,255,884
Total	$49,657,826	$ -	$ -	$49,657,826

Tactical Fixed Income Fund:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$67,291,827	$ -	$ -	$67,291,827
Money Market Funds	1,142,784	-	-	1,142,784
Total	$68,434,611	$ -	$ -	$68,434,611

Active All Cap Fund:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$33,250,560	$ -	$ -	$33,250,560
Money Market Funds	1,147,986	-	-	1,147,986
Total	$34,398,546	$ -	$ -	$34,398,546

The Funds did not hold any level 3 assets during the Period Ended September 30, 2023. The Funds did not invest in derivative instruments during Period Ended September 30, 2023.

4.) INVESTMENT ADVISORY AGREEMENT

Each Fund has entered into an investment advisory agreement (“Management Agreement”) with the Advisor. The Advisor manages the investment portfolio of each Fund, subject to the policies adopted by the Trust’s Board of Trustees. Under the Management Agreement, the Advisor, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of each Fund. The investment advisor also pays all operating expenses of the Funds, with the exception of Rule 12b-1 fees, acquired fund fees and expenses, brokerage fees and commissions, borrowing costs (such as interest and dividends on securities sold short, if any), taxes and extraordinary expenses. Effective September 1, 2023, the Advisor receives a per-Fund fee equal to an annual fee of 1.62% of each Fund's average daily net assets. Prior to September 1, 2023, the Advisor received a per-Fund fee equal to an annual fee of 1.69% of each Fund's average daily net assets. The Sub-Adviser of the Funds has responsibility for providing investment ideas and recommendations for the assets of the Funds, subject to the supervision of the Advisor. As full compensation for all services rendered, including investment ideas and recommendations for the assets of the Funds, the Advisor pays the Sub-Adviser a sub-advisor fee.

For Period Ended September 30, 2023, the Advisor earned management fees in the amounts of $1,896,726, $784,223, $1,008,355, and $212,891 for the US Dividend Fund, Small/Mid Cap Fund, Tactical Fixed Income Fund and Active All Cap Fund, respectively. At September 30, 2023, $175,076, $66,484, $92,783 and $43,915 was due to the Advisor from US Dividend Fund, Small/Mid Cap Fund, Tactical Fixed Income Fund and Active All Cap Fund, respectively.

5.) DISTRIBUTION AND SHAREHOLDER SERVICING PLAN
The Funds have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) that allows each Fund to pay distribution and other fees (“Rule 12b-1 Fees”) for the sale and distribution of the Fund’s shares and for services provided to shareholders by the Distributor or other service providers. The Plan permits the Funds to pay the Rule 12b-1 Fees as compensation for services and expenses in connection with the distribution of each Fund’s shares. The Distributor must authorize all payments made under the plan and may pay any or all amounts received under the Plan to other persons for any distribution, promotional or shareholder support services. Up to 0.25% of the Rule 12b-1 Fee may be characterized as a shareholder servicing fee. Each Fund pays an annual Rule 12b-1 Fee equal to 0.25% of its average daily net assets. Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

During the Period Ended September 30, 2023, there was $281,699, $116,434, $149,758 and $31,774 of 12b-1 fees incurred by the US Dividend Fund, Small/Mid Cap Fund, Tactical Fixed Income Fund and Active All Cap Fund, respectively. As of September 30, 2023, the Funds had an accrued liability of $158,470, $52,820, $67,053 and $18,286 for the US Dividend Fund, Small/Mid Cap Fund, Tactical Fixed Income Fund and Active All Cap Fund, respectively, which represents 12b-1 fees accrued and available for payment for qualified expenses under the Plan.

6.) RELATED PARTY TRANSACTIONS
Neiman Funds Management LLC (“Neiman”), acts as Administrative Service Consultant to the Trust and monitors the performance of the Funds’ outside service providers (other than the Sub-Advisor which is monitored by the Advisor), assist in the review of regulatory filings, financial statement preparation, and board meeting materials pursuant to a supervisory agreement. For its services Neiman Funds Management LLC receives a monthly fee from the Advisor equal to an annual rate of 0.05% of each Fund’s assets under $100 million, 0.03% of the next $100 million of each Fund’s average daily net assets, and 0.02% of the average daily net assets of each Fund thereafter (subject to a minimum monthly fee of $1,000 for each Fund).

In addition, Daniel Neiman of Neiman serves as an officer, including the Chief Compliance Officer, of the Trust. Mr. Neiman is compensated by the Advisor for serving as the Chief Compliance Officer for the Funds.

2023 Annual Report 29

Notes to Financial Statements - continued

The Trustees who are not interested persons of the Funds were paid a total of $15,565, in Trustees fees for the Period Ended September 30, 2023, for the Trust. Under the Management Agreement, the Advisor pays these fees.

7.) INVESTMENTS
For the Period Ended September 30, 2023, purchases and sales of investment securities other than U.S. Government obligations and short-term investments were as follows:

	US Dividend	Small/Mid	Tactical Fixed	Active All
	Fund	Cap Fund	Income Fund	Cap Fund
Purchases	$50,267,486	$9,549,879	$60,432,389	$34,039,379
Sales	$13,661,237	$6,687,494	$33,180,395	$1,070,097

There were no purchases or sales of U.S. Government obligations.

8.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the fund, under section 2(a)(9) of the Investment Company Act of 1940, as amended (“1940 Act”). As of September 30, 2023, Pershing, LLC, National Financial Services, LLC (“NFS”), and Charles Schwab, each held for the benefit of its customers, accounts in excess of 25% of the voting shares of each fund noted below. The Funds do not know whether any underlying accounts of Pershing, LLC, NFS or Charles Schwab, owned or controlled 25% or more of the voting securities of each Fund.

	Pershing, LLC	NFS	Charles Schwab
US Dividend Fund	33.14%	38.73%	27.88%
Small/Mid Cap Fund	34.82%	32.58%	32.09%
Tactical Fixed Income Fund	36.17%	36.94%	26.85%
Active All Cap Fund	–	40.17%	34.40%

9.) TAX MATTERS
For federal income tax purposes, at September 30, 2023, the cost of securities on a tax basis and the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) were as follows:

	US Dividend	Small/Mid	Tactical Fixed	Active All
	Fund	Cap Fund	Income Fund	Cap Fund
Cost of Investments	$127,445,716	$50,290,478	$69,616,609	$34,112,479

Gross Unrealized Appreciation	$10,496,263	$6,511,115	$260,888	$921,165
Gross Unrealized Depreciation	(9,995,834)	(7,143,767)	(1,442,886)	(635,098)
Net Unrealized Appreciation/
(Depreciation) on Investments	$500,429	$(632,652)	$(1,181,998)	$286,067

The tax character of distributions was as follows:

US Dividend Fund:
	Fiscal Year ended	Fiscal Year ended
	September 30, 2023	September 30, 2022
Ordinary Income:	$ –	$ –
Long-term Capital Gain:	–	–
	$ –	$ –

Small/Mid Cap Fund:
	Fiscal Year ended	Fiscal Year ended
	September 30, 2023	September 30, 2022
Ordinary Income:	$ –	$ –
Long-term Capital Gain:	–	–
	$ –	$ –

Tactical Fixed Income Fund:
	Fiscal Year ended	Fiscal Year ended
	September 30, 2023	September 30, 2022
Ordinary Income:	$ 589,215	$ 71,400
Long-term Capital Gain:	–	–
	$ 589,215	$ 71,400

Active All Cap Fund:
November 9, 2022
through September 30, 2023
Ordinary Income:	$ 5,150
Long-term Capital Gain:	–
$ 5,150

2023 Annual Report 30

Notes to Financial Statements - continued

As of September 30, 2023, the components of distributable earnings on a tax basis were as follows:

	US Dividend Fund	Small/Mid Cap Fund
Undistributed Ordinary Income	$ 93,779	$ –
Accumulated Capital and Other Losses	(5,714,448)	(2,787,749)
Unrealized Appreciation/(Depreciation) - Net	500,429	(632,652)
	$ (5,120,240)	$(3,420,401)

	Tactical Fixed Income Fund	Active All Cap Fund
Undistributed Ordinary Income	$ 1,048,918	$ 26,231
Accumulated Capital and Other Losses	(2,488,156)	(4,788)
Unrealized Appreciation/(Depreciation) - Net	1,181,998	286,067
	$(2,621,236)	$ 307,510

As of September 30, 2023, accumulated capital and other losses include the following:

US Dividend Fund
Post-October Losses	$2,229,148
Short Term Capital Loss Carryforward	$2,991,690
Long Term Capital Loss Carryforward	$493,610

Small/Mid Cap Fund
Deferred Late Year Ordinary Losses	$369,096
Post-October Losses	$1,529,731
Short Term Capital Loss Carryforward	$738,822
Long Term Capital Loss Carryforward	$150,100

Tactical Fixed Income Fund
Post-October Losses	$1,537,662
Short Term Capital Loss Carryforward	$950,494

Active All Cap Fund
Post-October Losses	$4,788

Under current tax law, post-October capital losses incurred after October 31 of a fund’s fiscal year end may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. Capital loss carryforwards have no expiration. Under current tax law, late-year ordinary losses incurred after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes.

As of September 30, 2023, the primary differences between book and tax basis unrealized appreciation (depreciation) were attributable to the tax deferral of losses on wash sales.

As of September 30, 2023, Small/Mid Cap Fund recorded reclassifications to increase (decrease) capital accounts as noted below. The adjustment was primarily related to the reclassification of net operating losses.

Paid-in Capital	$ (311,795)
Accumulated Deficit	$311,795

10.) CONCENTRATION OF SECTOR RISK
If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of September 30, 2023, US Dividend Fund had 28.07% of the value of its net assets invested in stocks within the Information Technology sector, and Small/Mid Cap Fund had 25.51% of the value of its net assets invested in stocks within the Industrials sector.

11.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

2023 Annual Report 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Advisors Capital Funds and
Board of Trustees of Neiman Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Advisors Capital US Dividend Fund, Advisors Capital Small/Mid Cap Fund, Advisors Capital Tactical Fixed Income Fund and Advisors Capital Active All Cap Fund (the “Funds”), each a series of Neiman Funds, as of September 30, 2023, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below, in conformity with accounting principles generally accepted in the United States of America.

Statements of
	Statements of	Changes in Net	Financial
Fund Name	Operations	Assets	Highlights
Advisors Capital US Dividend Fund,	For the year ended	For the year ended	For the years ended
Advisors Capital Small/Mid Cap Fund,	September 30,2023	September 30,2023	September 30,
Advisors Capital Tactical Fixed Income		and 2022	2023 and 2022
Fund			and for the period
March 19, 2021
(commencement of
operations)
through September
30,2021
For the period November 9, 2022 (commencement of
Advisors Capital Active All Cap Fund
operations) through September 30,2023

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

2023 Annual Report 32

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2020.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
November 22, 2023

2023 Annual Report 33

DISCLOSURE OF EXPENSES (Unaudited)

The ongoing costs to shareholders associated with the US Dividend Fund, Small/Mid Cap Fund, Tactical Fixed Income Fund and Active All Cap Fund consist solely of management fees and distribution and/or service (12b-1) fees. Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Funds’ transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. Additionally, your account will be indirectly subject to the expenses of any underlying funds. The following example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on April 1, 2023, and held through September 30, 2023.

The first line of each table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in the Funds and other funds. In order to do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the annual maintenance fee charged to IRA accounts, redemption fees, or exchange fees, or the expenses of any underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

US DIVIDEND FUND
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	April 1, 2023 to
	April 1, 2023	September 30, 2023	September 30, 2023

Actual	$1,000.00	$1,006.27	$9.71

Hypothetical	$1,000.00	$1,015.39	$9.75
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.93%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

SMALL/MID CAP FUND
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	April 1, 2023 to
	April 1, 2023	September 30, 2023	September 30, 2023

Actual	$1,000.00	$1,028.85	$9.82

Hypothetical	$1,000.00	$1,015.39	$9.75
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.93%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

2023 Annual Report 34

Disclosure of Expenses (Unaudited) - continued

TACTICAL FIXED INCOME FUND
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	April 1, 2023 to
	April 1, 2023	September 30, 2023	September 30, 2023

Actual	$1,000.00	$989.05	$9.62

Hypothetical	$1,000.00	$1,015.39	$9.75
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.93%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

ACTIVE ALL CAP FUND
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	April 1, 2023 to
	April 1, 2023	September 30, 2023	September 30, 2023

Actual	$1,000.00	$1,037.85	$9.81

Hypothetical	$1,000.00	$1,015.39	$9.70
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.92%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

2023 Annual Report 35

ADDITIONAL INFORMATION September 30, 2023 (Unaudited)

1.) AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS
The Funds publicly file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

2.) PROXY VOTING GUIDELINES
Advisors Capital Management, LLC, the Funds’ Sub-Advisor, is responsible for exercising the voting rights associated with the securities held by the Funds. A description of the policies and procedures used by the Sub-Advisor in fulfilling this responsibility is available without charge on the Funds’ website at www.advisorscapitalfunds.com. It is also included in each Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Form N-PX provides information regarding how the Funds voted proxies with regards to portfolio securities held during the most recent 12-month period ended June 30th and is available without charge, upon request, by calling 1-888-247-3841. This information is also available on the SEC’s website at http://www.sec.gov.

3.) ADDITIONAL INFORMATION
You will find more information about the Funds at www.advisorscapfunds.com. For shareholder inquiries, please call toll-free in the U.S. at 1-888-247-3841.

4.) LIQUIDITY RISK MANAGEMENT PROGRAM
During the six month period ended September 30, 2023, the Board reviewed the Funds’ liquidity risk management program, adopted pursuant to Rule 22e-4 under the 1940 Act. The program is overseen by the Advisor, who has delegated certain responsibilities for managing the program to a liquidity program administrator (the “LPA”). The LPA reported that it had assessed, managed and reviewed the program for the Funds taking into consideration several factors including the liquidity of each Fund’s portfolio investments and the market, trading or investment specific considerations that may reasonably affect a security’s classification as a liquid investment. The LPA certified that the program was adequate, effectively implemented and needed no changes at that time.

2023 Annual Report 36

TRUSTEES AND OFFICERS - Unaudited

     The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed. Officers hold office for one year and until their respective successors are chosen and qualified. The Funds’ Statements of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge upon request, by calling 1-888-247-3841. The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

Name,	Position	Length of	Principal	Number of	Other
Address(1),	with the	Time Served	Occupation(s)	Portfolios	Directorships
and Age	Trust		During	Overseen by	Held by
			Past 5 Years	Trustee	Trustee

Michael Lomas(2),	Trustee	Since 2009	Peak Brokerage Services, LLC,	5	None
Year of Birth: 1974			Division Manager and Registered
Representative (2015-current);
NEXT Financial Group, Division
Manager and Registered
Representative (2000-2015);
Financials Guys LLC, Co-
owner/Co-founder (2000-Present);
Independent Solutions Wealth
Management, LLC, President
(2007-Present). Neiman Funds
Management LLC, Business
Development (2009-Present).

Daniel Neiman(2),	President,	Since 2003	Neiman Funds Management LLC,	N/A	N/A
Year of Birth: 1977	Treasurer,	(Chief	Portfolio Manager (2009-Present).
	Secretary	Compliance	Independent Solutions Wealth
	and Chief	Officer Since	Management, LLC, Chief
	Compliance	2004; and	Investment Officer (2015-Present)
	Officer	President	Chief Financial Officer (2012-
		Since 2019)	Present).

(1)The address of each trustee and officer is c/o Neiman Funds, 305 Spindrift Drive, Williamsville, NY, 14221.
(2)Michael Lomas, and Daniel Neiman are considered to be “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their affiliation with the Adviser.

Independent Trustees

			Principal	Number of	Other
Name,	Position	Length of	Occupation(s)	Portfolios	Directorships
Address(3),	with the	Time Served	During	Overseen by	Held by
and Age	Trust		Past 5 Years	Trustee	Trustee

Darla Clark,	Independent	Since 2003	Retired. Bank Officer, Senior Vice	5	None
Year of Birth: 1950	Trustee		President of Regents Bank (2001-
2021).

Suzanne Cowan Dimeff,	Independent	Since 2003	Attorney at Dimeff Law Offices,	5	None
Year of Birth: 1953	Trustee		Tax & Estate Planning Attorney
(2000- Present).

(3)The address of each trustee is c/o Neiman Funds, 305 Spindrift Drive, Williamsville, NY, 14221.

2023 Annual Report 37

Board of Trustees
Darla Clark
Suzanne Cowan Dimeff
Michael Lomas

Custodian
U.S. Bank, NA

Distributor
Arbor Court Capital, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.

Investment Advisor
AC Funds LLC

Sub-Advisor
Advisors Capital Management, LLC

Legal Counsel
Thompson Hine LLP

Transfer Agent
Mutual Shareholder Services, LLC

This report is provided for the general information of the shareholders of the Advisors
Capital Funds. This report is not intended for distribution to prospective investors in the
Funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. The registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 9/30/2023	FYE 9/30/2022
Audit Fees	$54,000	$39,000
Audit-Related Fees	$0	$0
Tax Fees	$12,000	$9,000
All Other Fees	$1,000	$1,000

Nature of Tax Fees: preparation of Excise Tax Statement, 1120 RIC, and review of year end dividend calculation.
Nature of All Other Fees: Review of Semi-Annual Report.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 9/30/2023	FYE 9/30/2022
Registrant	$13,000	$10,000
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Investments.

(a) Not applicable. Schedule filed with Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a -3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a -3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a -15(b) or 240.15d -15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neiman Funds

By: /s/Daniel Neiman Daniel Neiman President

Date: 12/1/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Daniel Neiman Daniel Neiman President

Date: 12/1/2023

By: /s/Daniel Neiman Daniel Neiman Chief Financial Officer

Date: 12/1/2023